UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 16, 2019
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 BEALE STREET	77 BEALE STREET
P.O. BOX 770000	P.O. BOX 770000
SAN FRANCISCO, California 94177	SAN FRANCISCO, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-1000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on January 29, 2019, PG&E Corporation (the “Corporation”) and its subsidiary, Pacific Gas and Electric Company (the “Utility,” and together with the Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”). On November 4, 2019, the Debtors filed a Joint Chapter 11 Plan of Reorganization (the “Existing Plan”).

Also as previously disclosed, the Corporation separately entered into Chapter 11 Plan Backstop Commitment Letters with certain investors (the “Prior Backstop Commitment Letters”), under which such investors severally committed to fund up to $14 billion of proceeds to finance the Existing Plan through the purchase of common stock of the Corporation.

On November 16, 2019, the Corporation entered into Chapter 11 Plan Backstop Commitment Letters (the “New Backstop Commitment Letters”) with each of the entities set forth in Schedule 1 to Exhibit 10.1 of this Current Report on Form 8-K (the “New Backstop Parties”) , under which the New Backstop Parties have severally committed to fund up to $7.4 billion of proceeds to finance a revised Plan (as defined below) through the purchase of common stock of the Corporation, subject to the terms and conditions set forth in each New Backstop Commitment Letter (the “New Backstop Commitments”).  The New Backstop Commitment Letters supersede and replace any prior backstop commitments of the New Backstop Parties or any of their affiliates.  The New Backstop Commitment Letters contemplate that the Corporation will seek a total of $12 billion of New Backstop Commitments by no later than December 6, 2019.  The New Backstop Commitment Letters are substantially consistent with the terms of the Prior Backstop Commitment Letters except as described in this filing.

The New Backstop Commitment Letters provide that the Corporation will file a revised Chapter 11 plan of reorganization (the “Plan”) that includes Abrams Capital Management, L.P. (or certain funds and accounts it manages) and Knighthead Capital Management LLC (or certain funds and accounts it manages) as plan proponents, and that provides for substantially the same classification and treatment of all claims (other than prepetition wildfire claims that are not insurance subrogation claims or claims held by the public entities party to a previously disclosed plan support agreement with the Debtors) as provided in the Existing Plan.

The initial commitment premium for the New Backstop Commitments is 0.955% of the amount of the New Backstop Commitments. The initial term of the New Backstop Commitment Letters expires on January 20, 2020. The Debtors can extend the term of the New Backstop Commitment Letters to April 30, 2020 for an additional commitment premium of 1.591% of the amount of the New Backstop Commitments, to June 30, 2020 for an additional commitment premium of 3.182% of the amount of the New Backstop Commitments and to August 29, 2020 for an additional commitment premium of 0.636% of the amount of the New Backstop Commitments.  All such commitment fees are cumulative.  All commitment fees are payable in shares of PG&E Corporation common stock to be issued on the effective date of the Plan (except in certain circumstances), and the number of such shares to be paid as commitment fees will be calculated using the backstop price described in the New Backstop Commitment Letters.

Under the New Backstop Commitment Letters, the Corporation agrees that if the New Backstop Commitments are drawn, and the Corporation does not expect to conduct a third-party transaction to monetize any net operating losses or deductions resulting from payment of prepetition wildfire-related claims (a “Tax Benefits Monetization Transaction”) on the effective date of the Plan, no later than five business days prior to the effective date of the Plan, the Debtors shall form a trust which shall provide for periodic distributions of cash to the New Backstop Parties in amounts equal to (i) the tax benefits arising from the payment of wildfire-related claims in excess of (ii) the first $1.35 billion of tax benefits.  The Corporation intends to explore a Tax Benefits Monetization Transaction.

The New Backstop Commitment Letters have conditions and termination rights substantially consistent with the Prior Backstop Commitment Letters, except as follows:

●
The New Backstop Parties may terminate the New Backstop Commitment Letters if the Debtors’ aggregate liability with respect to prepetition wildfire-related claims exceeds $25.5 billion (the Prior Backstop Commitment Letters contemplated a cap of $18.9 billion, subject to certain adjustments).

●
The New Backstop Parties may terminate the New Backstop Commitment Letters in the event that asserted non-ordinary course administrative expense claims that are not disallowed in the Chapter 11 Cases exceed $250 million as of the first date of the confirmation hearing, excluding the portion of an administrative expense claim that is covered by insurance (the Prior Backstop Commitment Letters did not account for insurance coverage).

●
The New Backstop Parties may terminate the New Backstop Commitment Letters if the New Backstop Commitment Letters are not approved by the Bankruptcy Court by December 20, 2019 (the deadline under the Prior Backstop Commitment Letters was November 20, 2019).

●	The New Backstop Parties may terminate the New Backstop Commitment Letters if at any time the Bankruptcy Court determines that the Debtors are insolvent (this is a new termination right).

The foregoing description of the New Backstop Commitment Letters does not purport to be complete and is qualified in its entirety by reference to the New Backstop Commitment Letters. The form of the New Backstop Commitment Letter is filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1 (1)	Form of Chapter 11 Plan Backstop Commitment Letter

(1) This Form of New Backstop Commitment Letter is substantially similar in all material respects to each New Backstop Commitment Letter with a New Backstop Party that is otherwise required to be filed as an exhibit, except as to the New Backstop Party and the amount of such New Backstop Party’s Backstop Commitment Amount (as defined in the New Backstop Commitment Letter). In accordance with instruction no. 2 to Item 601 of Regulation S-K, the registrant has filed the form of such New Backstop Commitment Letter, with a schedule identifying the New Backstop Commitment Letters omitted and setting forth the material details in which each New Backstop Commitment Letter differs from the form that was filed. The registrant acknowledges that the Securities and Exchange Commission may at any time in its discretion require filing of copies of any agreement so omitted.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of PG&E Corporation and the Utility, including but not limited to their Chapter 11 plan of reorganization and related financings. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties, including the possibility that the conditions to emergence in the plan or to funding under equity financing commitments will not be satisfied. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in PG&E Corporation and the Utility’s Annual Report on Form 10-K for the year ended December 31, 2018, their Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, and their subsequent reports filed with the Securities and Exchange Commission. Additional factors include, but are not limited to, those associated with PG&E Corporation’s and the Utility’s Chapter 11 Cases. PG&E Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

No Securities Offering

This is not an offering of securities and securities may not be offered or sold absent registration or an applicable exemption from the registration statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: November 18, 2019	By:	/s/ JASON P. WELLS
Name: Jason P. Wells
Title: Executive Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: November 18, 2019	By:	/s/ DAVID S. THOMASON
Name: David S. Thomason
Title: Vice President, Chief Financial Officer and Controller